EXHIBIT 10.7
FORM OF DISTRIBUTION SUPPORT AGREEMENT
     DISTRIBUTION SUPPORT AGREEMENT (the “Agreement”) dated _______, 2011 by and between NorthStar Realty Finance Corp. (“NRFC”) and NorthStar Senior Care Trust, Inc. (the “Company”).
     WHEREAS, the Company has registered for public sale (the “Offering”) a maximum of $1,100,000,000 in shares of its common stock, $0.01 par value per share (the “Shares”), of which amount: (a) up to $1,000,000,000 in Shares are being offered to the public pursuant to the Company’s primary offering; and (b) up to $100,000,000 in Shares are being offered to stockholders of the Company (the “Stockholders”) pursuant to the Company’s distribution reinvestment plan;
     WHEREAS, the net proceeds of the Offering will be invested in a diversified portfolio of assets in the healthcare property sector, including a combination of debt and equity investments;
     WHEREAS, to ensure that the Company has a sufficient amount of funds to pay cash distributions to Stockholders during the Offering, NRFC has agreed to purchase up to an aggregate of $10,000,000 in Shares in accordance with the terms set forth herein;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Definitions. The following terms, when used herein, shall have the following meanings:
     “AFFO” means the Company’s adjusted funds from operations as disclosed in the Company’s Periodic Report filed with respect to the applicable period.
     “Affiliate” means with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with such other Person; (ii) any Person directly or indirectly owning, controlling, or holding with the power to vote 10% or more of the outstanding voting securities of such other Person; (iii) any legal entity for which such Person acts as an executive officer, director, trustee, or general partner; (iv) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other Person; and (v) any executive officer, director, trustee, or general partner of such other Person.
     “Agreement” has the meaning set forth in the recitals.
     “Business Day” means any day other a Saturday, a Sunday or a day on which banks are required or permitted to close in New York, New York.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. Reference to any provision of the Code shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.
     “Company” has the meaning set forth in the recitals.
     “Distribution Shortfall” means, with respect to any calendar quarter during the Term, the amount by which Quarterly Distributions exceed AFFO for such quarter or, in the event AFFO is negative, the amount of the Quarterly Distributions for such quarter.

     “Invested Capital” means the amount calculated by multiplying the total number of Shares purchased by Stockholders by the Issue Price, reduced by (i) any amounts paid by the Company to repurchase Shares pursuant to the Company’s plan for redemption of Shares and (ii) the aggregate amount of net sale proceeds distributed to Stockholders as a result of the sale of one or more of the Company’s investments.
     “Issue Date” has the meaning set forth in Section 3(b) hereof.
     “Issue Price” means the gross price per Share the original purchasers of Shares paid to the Company for the Shares (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Shares).
     “NRFC” has the meaning set forth in the recitals.
     “NorthStar Senior Care Advisor” means NorthStar Senior Care Advisor, LLC.
     “Offering” has the meaning set forth in the recitals.
     “Purchase Price” means, as of any given date, the per share price payable in the Offering, net of the per share selling commissions and dealer manager fees specified in the Prospectus.
     “Periodic Report” means the Company’s quarterly report on Form 10-Q or annual report on Form 10-K, as applicable.
     “Person” means an individual, corporation, partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c) (17) of the Internal Revenue Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity, or any government or any agency or political subdivision thereof, and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.
     “Prospectus” means the prospectus for the Offering, as amended or supplemented, filed with the SEC at or after the effective date of the Company’s registration statement on Form S-11 (including financial statements, exhibits and all other documents related thereto filed as a part thereof or incorporated therein), pursuant to the Securities Act of 1933, as amended, and the applicable rules and regulations of the SEC promulgated thereunder.
     “Quarterly Distributions” means the aggregate amount of cash distributions paid to Stockholders during a calendar quarter.
     “SEC” means the United States Securities and Exchange Commission.
     “Shares” has the meaning set forth in the recitals.
     “Stockholders” has the meaning set forth in the recitals.
     “Stockholders’ 7.5% Return” means, as of any date, an aggregate amount equal to a 7.5% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365 day year). For purposes of calculating the Stockholders’ 7.5% Return, Invested Capital shall be determined for each day during the period for which the Stockholders’ 7.5% Return is being calculated.

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     “Threshold Amount” means an amount equal to the Stockholders’ 7.5% Return, prorated for such quarter.
     “Term” has the meaning set forth in Section 4 hereof.
     2. Share Purchase Commitment. In the event of a Distribution Shortfall for any calendar quarter during the Term, NRFC shall purchase Shares from the Company in an amount equal to the Distribution Shortfall; provided, however, that NRFC shall not be obligated to purchase Shares for any quarter in which AFFO for such quarter exceeds the Threshold Amount and further provided, that NRFC’s obligation to purchase Shares pursuant to this Agreement shall be limited to an aggregate of $10,000,000 in purchase amount. Any Shares purchased by NRFC pursuant to this Section 2 shall be purchased pursuant to the Offering and at the Purchase Price in effect as of the date of purchase of the Shares.
3.	Procedure for Purchase of Shares.
(a)	In the event of a Distribution Shortfall, the Company shall deliver to NRFC a written notice within ten (10) Business Days following the Company’s filing with the SEC of its Periodic Report for such calendar quarter specifying the number of Shares to be purchased by NRFC pursuant to Section 2 above and the Company’s calculation of the Distribution Shortfall.
(b)	On the fifth Business Day following the delivery of such notice (the “Issue Date”), the Company shall issue to NRFC the Shares being sold against NRFC’s delivery of an executed subscription agreement in the form attached hereto as Exhibit A and payment of the purchase price for such Shares by wire transfer of immediately available funds.
     4. Term. This Agreement shall be in effect until the earlier of (a) the second anniversary of the commencement of the Offering or (b) the date upon which neither NorthStar Senior Care Advisor nor another Affiliate of NRFC is serving as the Company’s Advisor (as such term is defined in the Company’s Articles of Incorporation, as amended from time to time) with responsibility for the Company’s day-to-day operations (the “Term”).
     5. Notices. All notices shall be in writing and shall be given or made, by delivery in person or by guaranteed delivery overnight courier to NRFC at the address set forth below:
NorthStar Realty Finance Corp.
399 Park Avenue, 18th Floor
New York, NY 10022
Attention: Andrew C. Richardson, Chief Financial Officer and Treasurer
or to such other address as NRFC may designate to the Company in writing. Notices shall be effective upon receipt in the case of personal delivery or one Business Day after being sent in the case of delivery by overnight courier.
     6. Voting Agreement. NRFC agrees, and shall cause any of its Affiliates to whom it may transfer Shares to agree on behalf of itself and to require any subsequent transferees that are Affiliates to agree that, with respect to any Shares purchased pursuant to this Agreement or otherwise acquired, it will not vote or consent on matters submitted to the Stockholders regarding any transaction between the Company and any Affiliate of NRFC, including without limitation, the removal of NorthStar Senior Care

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Advisor or any of its Affiliates as the Company’s Advisor (as such term is defined in the Company’s Articles of Incorporation, as amended from time to time). This voting restriction shall survive until such time that NorthStar Senior Care Advisor or any of its Affiliates is no longer serving as the Company’s Advisor.
     7. Assignment; Third Party Beneficiaries. This Agreement may not be assigned by either party; provided, however, that NRFC may assign its obligations under this Agreement to any one or more of its Affiliates, but no such assignments shall relieve NRFC of its obligations hereunder. This Agreement shall inure to the benefit of and shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto.
     8. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without reference to conflict of laws provisions.
     9. Amendment. No amendment, modification or waiver of this Agreement will be valid unless made in writing and duly executed by each party hereto.
     10. Entire Agreement. This agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. This agreement may be executed in one or more counterparts.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

NorthStar Senior Care Trust, Inc.
By:
	Name:	Andrew C. Richardson
	Title:	Chief Financial Officer and Treasurer

NorthStar Realty Finance Corp.
By:
	Name:	Andrew C. Richardson
	Title:	Chief Financial Officer

EXHIBIT A
Form of Subscription Agreement

To: NorthStar Senior Care Trust, Inc. 399 Park Avenue, 18th Floor New York, New York 10022
     Re: Subscription Agreement for the Purchase of Shares of Common Stock
     The undersigned, NorthStar Realty Finance Corp., a Maryland corporation, as of the ______ day of 20__, subscribes for and agrees to purchase shares of common stock, $0.01 par value (such shares to be purchased referred to herein as the “Shares”) of NorthStar Senior Care Trust, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, pursuant to the terms and conditions of this Subscription Agreement.
     The undersigned acknowledges that the Corporation will not register the issuance of the Shares under the Securities Act of 1933, as amended (the “1933 Act”) or any state securities laws (the “State Acts”) in reliance upon exemptions from registration contained in the 1933 Act and the State Acts, and that the Corporation relies upon these exemptions, in part, because of the undersigned’s representations, warranties and agreements contained in this Subscription Agreement.
     The undersigned acknowledges that, prior to executing this Subscription Agreement, it has had the opportunity to ask questions of and receive answers or obtain additional information from a representative of the Corporation concerning the financial and other affairs of the Corporation and the terms and conditions of the offering of the Shares to which this Subscription Agreement relates, and, to the extent it believes necessary in light of its knowledge of the Corporation’s affairs, it has asked these questions and received satisfactory answers.
     The undersigned represents, warrants and agrees as follows:
     1. The undersigned hereby subscribes for ____________________ (______) Shares (“Shares”), and hereby delivers in United States dollars the purchase price of $___ per share for an aggregate purchase price of $____________ in cash.
     2. The undersigned has carefully read this Subscription Agreement and, to the extent it believes necessary, has discussed with its counsel the representations, warranties, and agreements that it makes by signing this Subscription Agreement and the limitations that apply to its resale of the Shares.
     3. The undersigned is purchasing the Shares for its own account, with the intention of holding the Shares for investment and with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares; and it will not make any sale, transfer or other disposition of the Shares without registration under the 1933 Act and the State Acts unless an exemption from registration is available under the 1933 Act and the State Acts.
     4. The undersigned is familiar with the business in which the Corporation is or will be engaged, and based upon its knowledge and experience in financial and business matters, it is familiar with the investments of the type that it is undertaking to purchase in this Subscription Agreement; it is fully aware of the problems and risks involved in making an investment of this type; and it is capable of evaluating the merits and risks of this investment.
     5. The investment that the undersigned is undertaking in this Subscription Agreement corresponds with the nature and size of its present investments and net worth, and the undersigned can financially bear the economic risk of this investment, including the ability to afford holding the Shares for an indefinite period or to afford a complete loss of this investment.
     6. The undersigned agrees that it will not vote any of the Shares of the Corporation that it owns regarding (i) the removal of any affiliate of the undersigned or (ii) any transaction between the undersigned and the Corporation.
     7. The principal office of the undersigned is at the address shown under the signature on the signature page of this Subscription Agreement.
     8. The undersigned understands as follows:
          8.1 The current facts surrounding this investment do not satisfy conditions under Rule 144 under the 1933 Act (“Rule 144”) that would permit the undersigned to resell the Shares under Rule 144; the nature of the Corporation’s business and the conditions under Rule 144 make it unlikely that facts will ever exist to satisfy the conditions that would permit the undersigned to resell the Shares under Rule 144; even if satisfaction of the conditions under Rule 144 should occur, the undersigned could resell the Shares in reliance upon the provisions of Rule 144 only in limited amounts and in accordance with the other terms and conditions of Rule 144; and in connection with any resale of the Shares by the undersigned that Rule 144 does not permit, the undersigned must comply with some other registration exemption.
          8.2 The Corporation has no obligation to register the Shares or to comply with the conditions of Rule 144 or to take any other action necessary in order to make available any exemption for the resale of the Shares without registration.
          8.3 The Corporation will give stop transfer instructions to its transfer agent or the officer in charge of its stock records who will note on the Corporation’s appropriate records words to the effect that the Shares may not be transferred out of the undersigned’s name unless the undersigned first obtains approval from the Corporation.
          8.4 The Corporation will not issue physical certificates for the Shares. Instead, the Shares will be recorded on the books and records of the Corporation. The form of Notice to Stockholders of Issuance of Uncertificated Shares of Common Stock, as mandated by Maryland General Corporation Law, is attached hereto as Exhibit A.
9. The parties hereto agree as follows:
          9.1 This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the conflict of laws provisions therein.
          9.2 This Subscription Agreement contains the entire agreement between the parties with respect to the subject matter thereof. The provisions of this Subscription Agreement may not be modified or waived except in writing.
          9.3 The headings of this Subscription Agreement are for convenience of reference only, and they shall not limit or otherwise effect the interpretation of any term or provision hereof.
          9.4 This Subscription Agreement and the rights, powers and duties set forth herein shall, except as set forth herein, bind and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties hereto. The parties hereto may not assign any of their respective rights or interests in and under this Subscription Agreement without the prior written consent of the other party, and any attempted assignment without such consent shall be void and without effect.
          9.5 If any part of this Subscription Agreement is held by a court of competent jurisdiction to be unenforceable, illegal or invalid, the balance of this Subscription Agreement shall remain in effect and unaffected by such unenforceability, illegality or invalidity.
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     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the day and year first above written.

NORTHSTAR REALTY FINANCE CORP. NorthStar Realty Finance Corp.
By:
	Name:	Andrew C. Richardson
	Title:	Chief Financial Officer

399 Park Avenue, 18th Floor

Principal Office: Number and Street

New York	New York	10022

City	State	Zip Code

Employer Identification Number
ACCEPTED, as of the __ day of , 20__, on behalf of NorthStar Senior Care Trust, Inc.

By:
Andrew C. Richardson
Chief Financial Officer and Treasurer

EXHIBIT A
Notice to Stockholders of Issuance of Uncertificated Shares of Common Stock
(See Attached)

NorthStar Senior Care Trust, Inc.
a Maryland corporation
NOTICE TO STOCKHOLDER OF ISSUANCE
OF UNCERTIFICATED SHARES OF COMMON STOCK
To: Stockholder
From: Mr. David T. Hamamoto, Chief Executive Officer
Shares of common stock, $0.01 par value per share
NorthStar Senior Care Trust, Inc., a Maryland corporation (the “Corporation”), is issuing to you, subject to acceptance by the Corporation, the number of shares of its common stock (the “Shares”) set forth in your subscription agreement with the Corporation. The Shares do not have physical certificates. Instead, the Shares are recorded on the books and records of the Corporation, and this notice is given to you of certain information relating to the Shares. All capitalized terms not defined herein have the meanings defined in the Corporation’s charter, as the same may be amended from time to time (the “Charter”), a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of shares of stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
     The Corporation has the authority to issue shares of stock of more than one class. Upon the request of any stockholder, and without charge, the Corporation will furnish a full statement of the information required by Section 2-211 of the Maryland General Corporation Law with respect to certain restrictions on ownership and transferability, the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation has authority to issue, the differences in the relative rights and preferences between the shares of each series to the extent set, and the authority of the Board of Directors to set such rights and preferences of subsequent series. Such requests must be made to the Secretary of the Corporation at its principal office.